UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      December 1, 2004

SUSQUEHANNA MEDIA CO.

(Exact name of registrant as specified in charter)

Delaware	333-80523	23-2722964
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

140 East Market Street, York, PA 17401
(Address of principal executive offices)

Registrant’s telephone number, including area code: (717) 848-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Susquehanna Media Co. (“Media”) announces senior personnel changes.

     Mr. Peter P. Brubaker has decided to retire from his position of President and Chief Executive Officer of Media effective February 11, 2005.

     Mr. David E. Kennedy, 52, President and Chief Operating Officer of Media’s subsidiary, Susquehanna Radio Corp. (“Radio”) will leave his current position and will be appointed to the office of President and CEO of Media upon Mr. Brubaker’s departure. Mr. Kennedy has been with Susquehanna Radio Corp. for thirty-one years and has held the President and COO position for the last ten years.

     Ms. Nancy Vaeth-DuBroff, 50, Vice President/Regional Manager of Radio with responsibilities for Radio’s Houston, Dallas/Fort Worth and Kansas City operations will be appointed as President and COO of Radio.

     Attached as Exhibit 99 is a release issued by Media relating to the foregoing.

Some of the statements in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. All statements other than historical facts included herein, including those regarding market trends, Media’s financial position, business strategy, projected plans, estimated impact of accounting treatment changes, estimated SEC filing dates, and objectives of management for future operations, are forward-looking statements. Many of these risks are discussed in Media’s Annual Report on Form 10-K for the year ended December 31, 2003. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of Media to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to, general economic and business conditions (both nationally and in Media’s markets), acquisition opportunities and Media’s ability to integrate successfully any such acquisitions, our ability to successfully enter new lines of business, from time to time, such as telephony, meet expectations and estimates concerning future financial performance, financing plans, Media’s ability to service its outstanding indebtedness, the impact of competition, existing and future regulations affecting Media’s business, nonrenewal of cable franchises, decreases in Media’s customers advertising expenditures and other factors over which Media may have little or no control.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit filed herewith:

     99.      Release dated December 7, 2004 regarding Susquehanna Media Co. personnel changes.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2004	SUSQUEHANNA MEDIA CO.
(Registrant)

	By:	/s/ John L. Finlayson

John L. Finlayson
Vice President and Principal Financial
and Accounting Officer